                               POWER OF ATTORNEY

                                FOR SEC FILINGS

        The undersigned hereby constitutes and appoints Michael J.

Veitenheimer, Vice President, Secretary and General Counsel of The Bombay

Company, Inc., his/her true and lawful attorney-in-fact to:

        1.      execute for and on behalf of the undersigned as same relate to

                The Bombay Company, Inc., Form ID and Forms 3, 4 and 5 in

                accordance with Section 16(a) of the Securities Act of 1934, as amended, and the rules and regulations promulgated thereunder;

        2.      do and perform and all acts for and on behalf of the

                undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with The United States Securities and Exchange

                Commission and any stock exchange or similar authority; and

        3.      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,

                may be of benefit to, in the best interest of, or legally

                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such

                attorney-in-fact may approve in his discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite,

necessary and proper to be done in the exercise of any of the rights and power herein granted , as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney attorney-in-

fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming nor is The Bombay Company, Inc. assuming, any of the undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5, unless earlier revoked in writing.

        Dated this 22nd day of July 2004.

                        /S/ STEVEN C. WOODWARD

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